SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT		06831
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (855) 976-4636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 9, 2015, XPO Logistics, Inc. (“XPO”) and Con-way Inc. (“Con-way”) issued a joint press release announcing that they have entered into a definitive agreement for XPO to acquire Con-way. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 9, 2015, XPO released a slide presentation expected to be used in connection with certain future investor presentations, together with a corresponding script. Copies of the slide presentation and script are attached as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K.

The slide presentation and script should be read together and with XPO’s filings with the Securities and Exchange Commission (the “SEC”), including the Quarterly Report on Form 10-K for the quarter ended June 30, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document

99.1	Joint Press Release, dated September 9, 2015.

99.2	Investor Presentation, dated September 9, 2015.

99.3	Investor Presentation Script, dated September 9, 2015.

Additional Information and Where to Find it

The tender offer for the outstanding common stock of Con-way has not yet commenced. This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to buy or a solicitation of an offer to sell any securities of Con-way. The solicitation and offer to buy common stock of Con-way will only be made pursuant to an Offer to Purchase and related materials. At the time the tender offer is commenced, XPO will file tender offer materials on Schedule TO with the SEC and Con-way will file a Solicitation/Recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The tender offer materials (including an Offer to Purchase, a related Letter of Transmittal and certain other tender offer documents) and the Solicitation/Recommendation Statement will contain important information. Investors are urged to read these materials when they become available, as well as any other relevant documents filed with the SEC, carefully and in their entirety because they will contain important information, including the terms and conditions of the offer. The Offer to Purchase and the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of shares of Con-way at no expense to them. The Offer to Purchase and the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at

www.sec.gov. Additional copies may be obtained, free of charge, through the investor relations page on XPO’s corporate website at www.xpocorporate.com or by contacting XPO Logistics, Inc. at Five Greenwich Office Park, Greenwich, CT 06831, Attention: Investor Relations.

In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, XPO and Con-way file annual, quarterly and special reports and other information with the SEC. You may read and copy any reports or other information filed by XPO or Con-way at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. XPO and Con-way’s filings with the SEC are also available at the SEC’s website www.sec.gov.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include those discussed in XPO’s and Con-way’s filings with the SEC and the following: economic conditions generally; competition; XPO’s ability to find suitable acquisition candidates and execute its acquisition strategy; the expected impact of the Con-way acquisition, including the expected impact on XPO’s results of operations; the ability to obtain the requisite regulatory approvals, the satisfaction of the conditions to the consummation of the Offer or the Merger; the ability to realize anticipated synergies and cost savings with respect to acquired companies, including Con-way; XPO’s ability to raise debt and equity capital; XPO’s ability to attract and retain key employees to execute its growth strategy, including retention of Con-way’s management team; litigation, including litigation related to alleged misclassification of independent contractors; the ability to develop and implement a suitable information technology system; the ability to maintain positive relationships with XPO’s and Con-way’s networks of third-party transportation providers; the ability to retain XPO’s, Con-way’ and other acquired companies’ largest customers; XPO’s ability to successfully integrate Con-way and other acquired businesses; rail and other network changes; weather and other service disruptions; and governmental regulation. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, XPO, Con-way or their respective businesses or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and neither XPO nor Con-way undertakes any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPO LOGISTICS INC.

Date: September 9, 2015	/s/ Gordon E. Devens
Gordon E. Devens Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description of Document

99.1	Joint Press Release, dated September 9, 2015.

99.2	Investor Presentation, dated September 9, 2015.

99.3	Investor Presentation Script, dated September 9, 2015.